Exhibit 13.1
Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Despegar.com, Corp. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Damián Scokin, Chief Executive Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i)the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2025

	By:	/s/ Damián Scokin
	Name:	Damián Scokin
	Title:	Chief Executive Officer